                                [PITTSTON LOGO]
                      SUBSIDIARIES OF THE PITTSTON COMPANY
                             AS OF DECEMBER 31, 2000

          (Percentage of Voting Securities 100% unless otherwise noted)


                                                                                                Jurisdiction
Company                                                                                       of Incorporation
-------                                                                                       ----------------
The Pittston Company (Delaware)                                                                    Delaware
Glen Allen Development, Inc.                                                                       Delaware
Pittston Services Group, Inc.                                                                      Virginia
     Brink's Holding Company                                                                       Virginia
         Brink's Home Security, Inc.                                                               Delaware
              Brink's Guarding Services, Inc.                                                      Delaware
              Brink's Home Security Canada Limited                                                 Canada
         Brink's, Incorporated                                                                     Delaware
              Brellis Partners, L.P. (50% Partnership)                                             Virginia
              Brink's Antigua Limited (47%)                                                        Antigua
              Brink's Express Company                                                              Illinois
              Brink's (Liberia) Inc.                                                               Liberia
              Hermes Transportes Blindados, S.A. (4.96%)                                           Peru
              Brink's St. Lucia, Limited (26%)                                                     B.W.Indies
              Brink's Security International, Inc.                                                 Delaware
                  Brink's Brokerage Company, Inc.                                                  Delaware
                  Brink's C.l.S., Inc.                                                             Delaware
                  Brink's Diamond and Jewelry Services, Inc.                                       Delaware
                  Brink's Global Services, Inc.                                                    Delaware
                  Brink's International Management Group, Inc.                                     Delaware
                  Brink's Network, Incorporated                                                    Delaware
                  Brink's Vietnam, Inc.                                                            Delaware
                  Brink's Philippines, Inc.                                                        Delaware
                  Brink's Argentina S.A.(51%)                                                      Argentina
              Brink's Asia Pacific Pty Ltd.                                                        Australia
                  Brink's Australia Pty. Limited                                                   Australia
                  Brink's Diamond & Jewelry Services, N.V.                                         Belgium
                  Brink's Europe N.V.                                                              Belgium
                  Brink's-Ziegler S.A. (50%)                                                       Belgium
                  Cavalier Insurance Company, Ltd.                                                 Bermuda
                  Brink's Bolivia S.A.                                                             Bolivia
                  Transpar -- Brink's ATM Ltda.                                                    Brazil
                      Brink's Valores Agregados Ltda.                                              Brazil
                      Brinks Seguranca e Transporte de Valores Ltda.                               Brazil
                           TGV Participacoes Societarias Ltda.                                     Brazil
                           TGV Transportadora de Valores e Vigilancia Ltda.                        Brazil
                      BVA-Brink's Valores Agregados Ltda.                                          Brazil
                  Brink's Canada Limited                                                           Canada
                      Brink's Security Company, Limited                                            Canada
                      Brink's SFB Solutions, Ltd.                                                  Canada
                  Servicios Brink's S.A. (73.95%)                                                  Chile
                  Transporte de Valores Brink's Chile S.A. (73.95%)                                Chile
                  Brink's de Colombia, S.A. (58%)                                                  Colombia
                      Domesa de Colombia S.A. (69.99%)                                             Colombia


                                                                                                Jurisdiction
Company                                                                                       of Incorporation
-------                                                                                       ----------------
                      Procesos & Canje S.A. (49.99%)                                               Colombia
                  Brink's Global Services, Dubai                                                   Dubai
                  Brink's France. S.A.                                                             France
                  Brink's Beteiligungsgesellschaft mbH                                             Germany
                           Security Consulting and Services GmbH                                   Germany
                           Brink's Verwaltungsgesellschaft mbH                                     Germany
                      Brink's -- Deutscheland GMBH (BBmbH 99.99%, BVmbH .01%)                      Germany
                           Brink's Sicherheit GmbH                                                 Germany
                               Security Consulting & Services GmbH                                 Germany
                  Brink's Far East Limited (99.9% Bl.1%)                                           Hong Kong
                  Brink's-Hong Kong Limited (99.9% Bl.1%)                                          Hong Kong
                  Brink's Ayra India Private Limited (40%)                                         India
                  Brink's Allied Limited (50%)                                                     Ireland
                      Allied Couriers Limited                                                      Ireland
                      Brinks Ireland Limited                                                       Ireland
                  Brink's Israel, Ltd. (70%)                                                       Israel
                  Courier Services, Ltd. (99.9%)                                                   Israel
                  Brink's Diamond & Jewelery Services (International) (1993) Ltd.
                  (99.9% Bl.1%)                                                                    Israel
                  Brink's Global Services, S.r.l.(99.9% Bl.1%)                                     Italy
                  Brink's Japan Limited (81%)                                                      Japan
                  Brink's-Ziegler Luxemborg (50%)                                                  Luxemborg
                  Brink's Global Services, S.A. de C.V.                                            Mexico
                  Brink's Nederland B.V.                                                           Netherlands
                  Brink's Pakistan (Pvt) Limited (49%)                                             Pakistan
                  Brink's Panama, S.A. (49%)                                                       Panama
                  Immobiliaria Brink's Panama, S.A.                                                Panama
                  Centro Americana de Inversiones Balboa C.A.                                      Panama
                      Hermes Transportes Blindados S.A. (31.04%)                                   Peru
                  Brink's Puerto Rico, Inc.                                                        Puerto Rico
                  Brink's Singapore Pte. Ltd. (60%)                                                Singapore
                  Brink's (Southern Africa) (Proprietary) Ltd.                                     South Africa
                  Brink's Zurcher Freilager A.G. (51%)                                             Switzerland
                  Brink's Taiwan Limited                                                           Taiwan
                  Brink's (Thailand) Limited (40%)                                                 Thailand
                  Brink's Guvenlik Hezmetieri A.S.                                                 Turkey
                  Brink's Europe Ltd. (U.K.)                                                       U.K.
                  Brink's (UK) Ltd.                                                                U.K.
                      Brink's Commercial Services Ltd.                                             U.K.
                      Brink's Diamond & Jewellery Services Ltd.                                    U.K.
                      Brink's Limited                                                              U.K.
                           Brink's Gerlach, B.V. (60%)                                             Netherlands
                           Brink's (Gibraltar) Limited                                             Gibraltar
                           Brink's Limited (Bahrain) EC                                            Bahrain
                           Brink's Security Limited                                                U.K.
                           Quarrycast Commercial Limited                                           U.K.
                  Brink's Global Services, Ltd.                                                    U.K.
                  Servicio de Panamericano de Proteccion, CA (60.95%)                              Venezuela
                  Hellinic Brink's Commercial Societe Anonyme of Provision
                  of Services of Information Technology                                            Greece
                           S.A. of Provision of Services in Transportation d/b/a/
                           Brink's Hermes (50.05%)                                                 Greece
              Brink's SFB Solutions, Inc.                                                          Delaware
                  Security Services (Brink's Jordan) Company Ltd. (45%)                            Jordan


                                                                                                Jurisdiction
Company                                                                                       of Incorporation
-------                                                                                       ----------------
                  Servicio Pan Americano de Proteccion, S.A. (20%)                                 Mexico
                      Canamex (51%                                                                 Mexico
                      Inmobiliaria, A.J. (99.9%)                                                   Mexico
                      Productos Pan Americanos de Proteccion (99.9%)                               Mexico
                      Servicio Salvadoreno de Proteccion (14%)                                     Mexico
                      VIGYA (99.9%)                                                                Mexico
                  Infiteq, LLC (9%)                                                                Delaware
         Pittston Finance Company Inc.                                                             Delaware
     BAX Holding Company                                                                           Virginia
         BAX Finance Inc.                                                                          Delaware
         BAX Global Inc.                                                                           Delaware
              BAXAIR Inc.                                                                          Delaware
                  Air Transport International, L.L.C. (BAX 99%, BAXAIR 1%)                         Arkansas
              BAX Global International Inc.                                                        Delaware
                  Burlington Air Express (Brazil) Inc.                                             Delaware
                  Burlington Air Express (Dubai) Inc.                                              Delaware
                  Burlington Air Express Services Inc.                                             Delaware
                  Burlington Network Inc.                                                          Delaware
                  BAX Global Holding Pty. Ltd.                                                     Australia
                      BAX Global Aust. Pty. Ltd.                                                   Australia
                      BAX Global Cartage Pty. Limited                                              Australia
                           AFCAB Pty. Limited (11%)                                                Australia
                  BAX Global do Brazil Ltda.                                                       Brazil
                  BAX Global (Canada) Ltd.                                                         Canada
                      797726 Ontario Inc.                                                          Canada
                  BAX Global Services Chile Limitada                                               Chile
                  Xiamen BAX Global Warehousng Co. Ltd.                                            China
                  BAX Global A/S                                                                   Denmark
                  BAX Global SARL (France)                                                         France
                      BAX Global S.A. (France)                                                     France
                  BAX Global GmbH                                                                  Germany
                  BAX Global Limited (Hong Kong)                                                   Hong Kong
                  Indian Enterprises Inc.                                                          Delaware
                      Indian Associates Inc. (40%)                                                 Delaware
                           BAX Global India Private Limited (65%, BAXI-35%)                        India
                  BAX Express Limited (Ireland)                                                    Ireland
                  Pittston International Finance Company, Ltd.                                     Ireland
                  BAX Global S.r.l.                                                                Italy
                      CSC Customs and Management Services S.r.l.                                   Italy
                  BAX Global Japan K.K.                                                            Japan
                  BAX Global (Korea) Co. Ltd. (51%)                                                South Korea
                  BAX Global (Malaysia) Sdn. Bhd.                                                  Malaysia
                      BAX Global Imports (Malaysia) Sdn. Bhd. (40%)                                Malaysia
                  BAX Global, S.A. de C.V.                                                         Mexico
                  BAX Global Networks B.V.                                                         Netherlands
                      BAX Global B.V.                                                              Netherlands
                           BAX Global N.V./S.A.(Belgium)                                           Belgium
                           BAX Global Pte Ltd.(Singapore)                                          Singapore
                      J. Cleton & Co. Holding B.V.                                                 Netherlands
                           J. Cleton & Co. B.V.                                                    Netherlands
                           Logicenter, B.V.                                                        Netherlands
                           Chip Electronic Services B.V. (50%)                                     Netherlands
                  BAX Global (N.Z.) Ltd.                                                           New Zealand
                  BAX Holdings, Inc. (18%)                                                         Philippines


                                                                                                Jurisdiction
Company                                                                                       of Incorporation
-------                                                                                       ----------------
                      BAX Global (Philippines), Inc. (BHI-60/BAXI-40%)                             Philippines
                  Burlington-Transmaso Air Express Lda. (50%)                                      Portugal
                  BAX Global Transitarios Ltda.                                                    Portugal
                  Continental Freight (Pty) Ltd.                                                   South Africa
                      BAX Global Pty Ltd.                                                          South Africa
                      Traco Freight (Pty) Ltd.                                                     South Africa
                  BAX Global S.A.                                                                  Spain
                  BAX Global Holdings S.L.                                                         Spain
                      BAX Global Logistics (Shanghai) Co., Ltd.                                    Spain
                      BAX Global Logistics (Shenzhen) Co., Ltd.                                    Spain
                  BAX Global Aktiebolag                                                            Sweden
                  BAX Global AG                                                                    Switzerland
                  BAX Global (Taiwan) Ltd.                                                         Taiwan
                  BAX Global Limited                                                               Thailand
                  BAX Global (UK) Limited                                                          U.K.
                      Alltransport Holdings Limited                                                U.K.
                           Alltransport International Group Limited                                U.K.
                           Alltransport Warehousing Limited                                        U.K.
                           BAX Global Limited                                                      U.K.
                           Pittston Administrative Services, Limited                               U.K.
                           BAX Global Ocean Services Limited                                       U.K.
                      WTC Air Freight (U.K.) Limited                                               U.K.
                      BAX Logistics, Ltd.                                                          U.K.
         BAX Funding Corporation                                                                   Delaware
         Burlington Airline Express Inc.                                                           Delaware
         Burlington Land Trading Inc.                                                              Delaware
         Highway Merchandise Express, Inc.                                                         California
         WTC Airlines, Inc.                                                                        Delaware
         WTC SUB                                                                                   California
     Pittston Administrative Services Inc.                                                         Delaware
Pittston Minerals Group Inc.                                                                       Virginia
     Pittston Coal Company                                                                         Delaware
         American Eagle Coal Company                                                               Virginia
         Heartland Coal Company                                                                    Delaware
         Maxxim Rebuild Company, Inc.                                                              Delaware
         Mountain Forest Products, Inc.                                                            Virginia
         Pine Mountain Oil and Gas, Inc.                                                           Virginia
         Addington, Inc.                                                                           Kentucky
              Huff Creek Energy Company                                                            West Virginia
         Appalachian Land Company                                                                  West Virginia
         Appalachian Mining, Inc.                                                                  West Virginia
              Molloy Mining, Inc.                                                                  West Virginia
         Kanawha Development Corporation                                                           West Virginia
         Vandalia Resources, Inc.                                                                  West Virginia
         Pittston Coal Management Company                                                          Virginia
         Pittston Coal Sales Corp.                                                                 Virginia
         Pittston Coal Terminal Corporation                                                        Virginia
         Pyxis Resources Company                                                                   Virginia
              HICA Corporation                                                                     Kentucky
              Holston Mining, Inc.                                                                 West Virginia
              Motivation Coal Company                                                              Virginia
              Paramont Coal Corporation                                                            Delaware
         Sheridan-Wyoming Coal Company, Incorporated                                               Delaware
         Thames Development, Ltd.                                                                  Virginia




                                                                                                Jurisdiction
Company                                                                                       of Incorporation
-------                                                                                       ----------------
              Buffalo Mining Company                                                               West Virginia
              Clinchfield Coal Company                                                             Virginia
              Dante Coal Company                                                                   Virginia
              Eastern Coal Corporation                                                             West Virginia
              Elkay Mining Company                                                                 West Virginia
              Jewell Ridge Coal Corporation                                                        Virginia
              Kentland-Elkhorn Coal Corporation                                                    Kentucky
              Little Buck Coal Company                                                             Virginia
              Lorado Reclamation Company                                                           Virginia
              Meadow River Coal Company                                                            Kentucky
              Pittston Coal Group, Inc.                                                            Virginia
              Ranger Fuel Corporation                                                              West Virginia
              Sea "B" Mining Company                                                               Virginia
              Pittston Synfuel Company                                                             Virginia
         Pittston Mineral Ventures Company                                                         Delaware
              PMV Gold Company                                                                     Delaware
                  Pittston Nevada Gold Company (50%)
                  [50% by MPI Gold (USA) Ltd.]                                                     Delaware
                  MPI Gold (USA) Ltd. (45.016%)                                                    Nevada
              Pittston Mineral Ventures International Ltd.                                         Delaware
              Pittston Mineral Ventures of Australia Pty Ltd.                                      Australia
                  Carbon Ventures Pty. Limited                                                     Australia
                      International Carbon (Aust.) Pty. Limited                                    Australia
                  Mining Project Investors Pty. Ltd. (40.13%)                                      Australia
                      Fodina Minerals Pty. Limited                                                 Australia
                      MPI Gold Pty. Limited                                                        Australia
                           Stawell Gold Mines Pty. Limited                                         Australia
                      MPI Gold (USA), Inc.                                                         Delaware
                      Australian Mining Investment Fund, Ltd.                                      Australia
                      Kumura Pty. Ltd.                                                             Australia
                      Spinfex Pty. Ltd.                                                            Australia
                  Pittston Australasian Mineral Exploration Pty Limited                            Australia
                  Pittston Black Sands of Western Australia Pty Limited                            Australia
